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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-96914, 33-96916, 33-96918 of Eagle Point Software Corporation on Form S-8 of our report dated July 30, 1999 appearing in this Annual Report on Form 10-K of Eagle Point Software Corporation for the year ended June 30, 1999.

Des Moines, Iowa
September 17, 1999